UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) February 13, 2007
                                                   -----------------

                          Pan Asian Corporation
       ---------------------------------------------------
     (Exact name of Registrant as specified in its charter)


        Cayman Islands         000-52343               N/A
----------------------------  --------------  ----------------------
(State or other jurisdiction   (Commission        (IRS Employer
      of incorporation)        File Number)   Identification Number)


                  c/o Nautilus Global Partners
                      700 Gemini, Suite 100
                        Houston, TX 77027
             ---------------------------------------
            (Address of principal executive offices)


  Registrant's telephone number, including area code: (281-488-3883)
                                                      --------------

    -------------------------------------------------------------
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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  (1)  Merger Involving Independent Accountants

       (i) On January 22, 2007, we were informed by Helin, Donovan, Trubee & Wilkinson, LLP ("HDTW"), the independent registered public accounting firm for Pan Asian
            Corporation (the "Company"), as follows:

            (1) HDTW has consummated a merger with Pohl, McNabola, Berg & Co., LLP ("PMB"). PMB is located in San Francisco, California, and is also registered with the Public Company Accounting Oversight Board (United States). The name of the post-merger firm is PMB Helin Donovan, LLP ("PMB+HD").

            (2) We are required to file this Form 8-K as notification that PMB + HD succeeds HDTW as our independent registered auditor.

      (ii) HDTW was initially engaged to report on our financial statements as of and for the four days ended September 30, 2006, and has not performed an audit prior to that date.

     (iii) The report of HDTW on the Company's financial statements for the period ended September 30, 2006 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles.

            (1) Since the Company's inception and through January 22, 2007, there were no disagreements with HDTW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HDTW, would have caused them to make reference thereto in their report on the financial statements for such period.

            (2) Since the Company's inception and through January 22, 2007, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)(B)).

      (iv) The Company has requested that HDTW furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not HDTW agrees with the above statements. A copy of HDTW's letter required by Item 304(a)(3) of Regulation S-B is filed as Exhibit 16 to this Form 8-K.

  (2) Since the Company's inception and through January 22, 2007, neither the Company, nor anyone on its behalf, consulted with PMB regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(iv)(B) of Regulation S-B).



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  (3)  We have notified our Board of Directors of the facts  set forth in this report on Form 8-K, including the appointment of PMB + HD as our independent registered auditor and no member has disapproved of this appointment.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
----------  ---------------------------------

  (a)  Financial statements of businesses acquired.

       None

  (b)  Pro forma financial information.

       None

  (c)  Shell company transactions.

       None

  (d)  Exhibits

       16   Letter regarding change in certifying accountant.

__________________________________________________________________________


                           SIGNATURES
                           ----------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Pan Asian Corporation

Date: February 13, 2007            By: /s/Joseph Rozelle
                                       ----------------------
                                       Joseph Rozelle
                                       President

__________________________________________________________________________


                          EXHIBIT INDEX
                          -------------

Exhibit                                                    Sequential
Number                                                     Page Number
-----                                                      -----------

16    Letter regarding change in certifying accountant.          4







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